UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 2, 2022
Date of Report (date of earliest event reported)
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BUNGE LIMITED
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)
1391 Timberlake Manor Parkway Chesterfield, MO 63017
(Address of principal executive offices and zip code)
(314) 292-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 4, 2022, the Human Resources and Compensation Committee (the "Compensation Committee") of the Bunge Limited (“Bunge” or the "Company") Board of Directors, following the Compensation Committee’s periodic review of compensation arrangements, approved the adoption of an executive severance plan (“ESP”), which harmonizes the terms of various existing contracts and letter agreements. Under the ESP executive officers, including our Chief Executive Officer and named executive officers, are entitled to benefits in the event of their termination of employment by us other than for cause or by them for good reason, including after a change in control. Benefits under the ESP replace and supersede any individual benefits to which participants were entitled under existing contracts and letter agreements entered into at various times. Change in control severance amounts under the plan are equal to 2x the executive’s base and bonus amounts and 1x such amounts in other events (except that Mr. Heckman’s severance benefit is 2x in either circumstance). If termination occurs after a change in control, time-based equity awards accelerate as do performance equity awards (at greater of target and actual performance levels as measured through the most recent fiscal quarter). Executives receiving benefits become subject to noncompetition, confidentiality and other restrictive covenants but receive reimbursement for COBRA and some additional benefits. No executive officer has a single-trigger severance right or is entitled to tax gross-ups.
The above description is a summary of the terms of the ESP and is subject to and qualified in its entirety by the terms of the ESP Agreement, a copy of which will be filed as an exhibit to the Company's Form 10-Q for the quarter ending June 30, 2022.

Item 8.01 - Other Events
On May 2, 2022, Bunge announced that Bunge North America, Inc., its wholly-owned subsidiary, completed a transaction with Chevron U.S.A. Inc., a subsidiary of Chevron Corporation ("Chevron"), to create a joint venture, Bunge Chevron Ag Renewables LLC (the "Joint Venture").

Item 9.01 - Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
99.1	Press Release announcing creation of the Joint Venture, dated May 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2022

BUNGE LIMITED

By:	/s/ John W. Neppl
Name:	John W. Neppl
Title:	Executive Vice President, Chief Financial Officer